                       AGREEMENT BETWEEN CREDIT EDUCATION
            CENTER, L.L.C., AND LONG DISTANCE DIRECT HOLDINGS, INC.





        THIS AGREEMENT, made and entered into on this     day of August, 1997
by and between CREDIT EDUCATION CENTER, L.L.C. (hereinafter referred to as the "CEC") with its address at 25 Main Street, Hackensack, New Jersey and LONG DISTANCE DIRECT HOLDINGS, INC., (hereinafter referred to as "LDDI") with its principal place of business at One Blue Hill Plaza, Pearl River, New York 10965.



                              W I T N E S S E T H:



        WHEREAS, the parties wish to enter into an agreement whereby CEC will market the telephone/long distance services provided by LDDI and referenced to below to persons to whom CEC has access through National Credit Management Group, L.L.C., 1(800) Yes Credit and/or their successors and assigns.



        NOW, THEREFORE, in consideration of the promises and of the covenants contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows:



        1. CEC will undertake to market LDDI's long distance telephone service through an inbound telemarketing function to respondents to media advertisements, and will electronically deliver orders for services to LDDI in a mutually agreeable format. There shall be no minimum number of customers service orders that CEC is obligated to deliver to LDDI. Furthermore, there shall be no maximum number of customer service orders that CEC is permitted to deliver to LDDI. However, should the bad debt level exceed 10% for any given calendar month, LDDI shall have the right to decline to accept further customer referrals from CEC provided it gives 7 days advanced written notice of its election to do so to CEC in writing.



        2. LDDI shall bill the customers introduced to it by CEC a monthly service fee of three dollars ($3.00) plus a per minute usage rate for the long distance services used by the customers. LDDI shall not be under an obligation to pay the $3 monthly service fee to CEC. The per minute usage rates for interstate inbound services, international telephone services and intrastate telephone services and the commissions that LDDI must pay to CEC based on such rates are set forth in Schedule A attached hereto and made a part hereof. Schedule A also contains four separate per minute usage rates that LDDI may charge customers introduced to it by CEC for outbound interstate long distance services as well as the commissions that LDDI must pay CEC based on such rates. CEC, at the beginning of any month of the term of this Agreement, may select the LDDI per minute usage rate for outbound interstate service to be charged by LDDI to customers referred to LDDI by CEC. All customers introduced to LDDI by CEC who subscribe to telephone service from LDDI shall be deemed customers of LDDI and not of CEC. LDDI shall establish accounts for such customers and shall provide services to such customers in compliance with federal, state and local laws, rules and regulations. LDDI shall indemnify, defend and hold harmless CEC, its successors, assigns, and related entities from any demands, claims, liabilities or costs arising out of LDDI's provision of services to customers and any acts or omissions related thereto.




        3.      A.      In consideration of CEC referring customers to LDDI,
LDDI shall pay to CEC the commissions specified in Schedule A.



                B. Within fifteen days (15) after the close of each calendar month of the term of this Agreement, LDDI will account for and remit to CEC the commissions earned by CEC for the previous month. The commissions due to CEC shall be based on payments actually received by LDDI during such month for services provided to customers referred to LDDI by CEC. LDDI shall be solely responsible for, and CEC shall have no responsibility for, any failure of customers referred to LDDI by CEC to pay for services rendered to them by LDDI.



                C. Accompanying LDDI's monthly payments of commissions to CEC shall be a report detailing all activity for each customer for whom CEC receives a commission. Such report shall fully itemize customer usage of each type of service and its payment history, including, but not limited to, the balance due on each customer account for service fees and usage charges, the time periods and amounts outstanding for such customer, and the taxes, tariffs and duties billed to customers by LDDI and paid to LDDI.



                D. Payments of commissions shall be remitted to CEC by check delivered to CEC at such place as is designated by CEC in writing or by wire transfer of funds to a bank account designated by CEC and shall be deemed made when received. Any payment of commissions not made within five (5) days of the due date shall bear interest at the rate of one and one quarter percent (1.25%) per month from the date due until the date paid. Notwithstanding that such interest accrues if payment is not made within the time period specified above, CEC may hold LDDI in breach of the agreement if LDDI fails to make payments within the time period specified above and terminate the Agreement. Such termination shall not affect CEC's right to receive residual income as set forth in Paragraph 3. E below or in Paragraph 6 below.



                E. All revenue payable to CEC pursuant to this Agreement shall continue for as long as the customers referred to LDDI by CEC subscribe to the long distance services of LDDI. These payments shall be due notwithstanding the termination of this Agreement for any reason.



        4. LDDI will bear all costs of the provision of services to customers referred by CEC including but not limited to billing, customer service, and technical support. CEC shall have no responsibility for billing customers, providing service to customers on technical support. LDDI shall indemnify and defend CEC from any and all claims on liability arising out of LDDI's provision of service.



        5.      A.      The term of this Agreement shall be for an initial
period of two (2) years from the date hereof. During the term CEC will not market the services of any other long distance telephone service provider and LDDI will not permit its long distance telephone services to be marketed by any business whose principal activity is the provision of information, goods or services on credit related matters.



        6. Following the termination of the agreement for whatever reason for a period of TWELVE (12) months, CEC will not solicit the accounts of customers introduced to LDDI for the purpose of providing them directly or indirectly with other long distance telephone service provided that all residual income is paid to CEC as referred to above. However, this provision shall not prohibit CEC's solicitation of customers other than those customers previously introduced by CEC to LDDI. Nothing in this paragraph shall be construed to limit LDDI's obligation to pay the residual income referred to above.



        7. CEC may supply inserts to LDDI to be placed into LDDI's telephone service bills sent to customers by LDDI. LDDI shall place such inserts in its bills at no cost to CEC, except for the potential stuffing charge referenced below, provided that CEC shall be responsible for the costs of providing such inserts to LDDI and shipping them to LDDI. LDDI agrees to print marketing messages from CEC on the telephone service bills submitted by LDDI to its customers. In addition, LDDI shall mail credit card applications provided to it by or on behalf of CEC to LDDI's customers along with monthly telephone service bills. In the event that LDDI is charged a stuffing fee by the billing company that it employs for inserts provided to it by CEC, LDDI may charge CEC for such stuffing fee at cost. Written inserts on LDDI's actual bill shall be provided by LDDI to CEC at not cost to CEC.

        8. LDDI shall notify its customers in their telephone service bills that LDDI reports the customers' payment history, both negative and positive, to the major credit bureaus immediately after the first bill for a period of at least 3 years from the date of the customer's last use of LDDI's services.



        9. LDDI shall provide CEC with a script to market LDDI's services to potential customers. LDDI shall make sure such script is in compliance with all Federal, State, and Local laws, rules and regulations.



        10. LDDI shall be responsible for monitoring all telephone usage for customers referred to it pursuant to this Agreement. CEC makes no representations with respect to the willingness or ability to pay for telephone usage of customers referred to LDDI. Under no circumstances shall CEC be responsible for bad debt arising from customer usage for which payment is not collected.



        11. Both during the term of this agreement and following the termination of the agreement for whatever reason, LDDI will undertake not to market to customers referred by CEC any services other than those specified herein without the express written consent of CEC. Once a customer referred by CEC to LDDI has become a customer of LDDI, LDDI will not sell the same services to that customer.



        12. Except as expressly stated herein, LDDI warrants and represents that it has no obligations to brokers on any other third parties in connection with this Agreement and shall indemnify and hold CEC harmless from and against any loss damage or expense (including without limitation, reasonable attorney's fees) relating to any claim for monies raised by any Brokers or third parties arising from LDDI's obligations to said Brokers on third parties. In particular, LDDI shall be solely responsible for collecting any fees and paying any fees due to Affinity Memberships, Inc arising from or related to the subject matter of this Agreement. LDDI shall hold CEC harmless from any and all liability arising therefrom.

        13.     A.      LDDI understands and agrees that all names of potential
and actual customers, customer lists and other information pertaining to actual or potential customers, supplied by CEC to LDDI are the sole property of CEC.

                B. LDDI will not communicate, divulge or use, indirectly or directly, for the benefit of itself or any other person, persons, partnership, association, corporation or entity any of the names or information supplied to it by CEC except to the extent necessary to fulfill its obligation under the terms of this Agreement. LDDI agrees to take all necessary measures to prevent any of its directors, managers, members, employees, agents or representatives from communicating, divulging or using, indirectly or directly, for the benefit of any person, persons, partnership, association, corporation or entity any of the names or information supplied to it by CEC.

                C. If either party receives a subpoena for information subject to this Paragraph, it shall be permitted to disclose such information providing either party informs the other of such action, in writing no later than seven (7) days prior to disclosing any such information.



                D. LDDI acknowledges that CEC's lists of customers and potential customers are valuable and are the sole property of CEC and LDDI has no rights to these lists other than to provide the benefits called for herein.



                E. This Paragraph 14 shall survive the termination of the agreement between the parties and continue indefinitely.



        14. This Agreement shall be binding on the parties and their respective successors and assigns but neither party shall have the power to assign any of its rights and obligations under this Agreement (except for assignments to the parent corporation of such party or to any subsidiary or affiliate of such parent) without the prior written consent of the other party which shall not be unreasonably withheld. CEC may, however, use the services of National Credit Management Group, LLC or 1-800 YES CREDIT, or their successors or assigns to market LDDI's long distance services to CEC's customers.



        15. This Agreement contains the entire agreement between LDDI and CEC, supersedes any and all prior and/or contemporaneous agreements, representations, and understandings of the parties, whether written or oral relating to the subject matter hereof.



        16. If any provision or term of this agreement or its application to any entity or circumstance shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall not be affected, and each provision of this agreement shall be enforced to the fullest extent permitted by law.

        17. The parties expressly acknowledge and represent that they have had a full and fair opportunity to retain independent counsel and are not relying upon the advice of professional persons or firms retained by the other party. Furthermore, the parties acknowledge and agree that this agreement shall not be construed against the drafter as each party has had a full and fair opportunity to contribute too the drafting of this agreement.

        18. No failure to exercise, and no delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof. No waiver of any breach of any provisions shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision. No extension of time or performances of any obligations or other acts hereunder shall be deemed to be an extension of time for performance of any other obligation or any other act hereunder.

        19. The parties to this Agreement understand and agree that this Agreement may not be altered, amended, modified or otherwise changed in any respect or particular whatsoever except by a writing duly executed by the parties and/or their duly authorized representatives.

        20. This Agreement shall not become binding upon the parties hereto until it has been signed by both duly authorized officers of both parties. This Agreement may be signed in counterparts.




-----------------------------              -------------------------------
Long Distance Direct                       Credit Education Center, L.L.C.
Holding, Inc.





STATE OF NEW JERSEY )
                    ) ss.:
COUNTY OF BERGEN    )



        On this 12th day of August of 1997 Joseph Ferguson, personally came before me and this person acknowledged under oath, to my satisfaction, that:



        a. This person is Joseph Ferguson of Credit Education Center, L.L.C., named in this document.



        b. This person is the attesting witness to the signing of this document by the proper officer who is Joseph Ferguson, the Manager of the Limited Liability Company.



        c. This document was signed and delivered by the Limited Liability Company as its voluntary act duly authorized by a proper resolution of its Members; and



        d. This person signed this proof to attest to the truth of these facts.



Signed and sworn to
before me on this 12th
day of August, 1997.



/s/ Joanna C. Ritchie
-----------------------
Notary Public



                               JOANNA C. RITCHIE
                          NOTARY PUBLIC OF NEW JERSEY
                    MY COMMISSION EXPIRES SEPTEMBER 29, 1999

                                   SCHEDULE A



-----------------------------------------------------------------------------
Telephone Services          LDDI Usage Rates for
Provided by LDDI to         Services Provided to        CEC Commission
Customers Referred by CEC   Customers Referred by       in Dollars
                            CEC/Per Minute in Dollars
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
INBOUND INTERSTATE*
                                        0.1380                  0.0230

-----------------------------------------------------------------------------
INBOUND INTRASTATE*
ALA                                     0.1314                  0.0219
ARIZ                                    0.2039                  0.0340
ARK                                     0.1758                  0.0293
CA                                      0.0938                  0.0157
COL                                     0.2318                  0.0387
CONN                                    0.1428                  0.0238
DEL                                     0.0936                  0.0156
DC/NO.VA                                0.2081                  0.0347
FLA                                     0.1956                  0.0326
GA                                      0.1212                  0.0202
HAWAII                                  0.2513                  0.0419
IDAHO                                   0.2498                  0.0417
IL                                      0.1224                  0.0204
IND                                     0.1470                  0.0245
IOWA                                    0.2262                  0.0377
KAN                                     0.2730                  0.0455
KENT                                    0.2280                  0.0380
LA                                      0.1296                  0.0216
ME                                      0.3428                  0.0572
MD                                      0.1502                  0.0251
MA                                      0.1248                  0.0208
MICH                                    0.1398                  0.0233
MINN                                    0.2082                  0.0347
MISS                                    0.1464                  0.0244
MO                                      0.2409                  0.0401
MONT                                    0.2130                  0.0355
NEB                                     0.2409                  0.0401
NEV                                     0.1164                  0.0194
NH                                      0.2268                  0.0378
NJ                                      0.1493                  0.0249
NM                                      0.2409                  0.0401
NY                                      0.2025                  0.0337
NC                                      0.2130                  0.0355
ND                                      0.2195                  0.0366
OH                                      0.1428                  0.0238
OK                                      0.1950                  0.0325
-----------------------------------------------------------------------------

                                   SCHEDULE A

                                LDDI Usage Rates for
Telephone Services              Services Provided to
Provided by LDDI to             Customers Referred by           CEC Commission
Customers Referred by CEC       CEC/Per Minute in Dollars       in Dollars
Inbound intrastate*

RI                                              0.2028                  0.0338
SC                                              0.1980                  0.0330
SD                                              0.2217                  0.0369
TENN                                            0.1965                  0.0327
TX                                              0.1895                  0.0316
UTAH                                            0.1704                  0.0284
VT                                              0.2178                  0.0363
VA                                              0.2081                  0.0347
WASH                                            0.1925                  0.0321
WV                                              0.1680                  0.0280
WIS                                             0.1374                  0.0229
WY                                              0.2088                  0.0348

                                   SCHEDULE A                        Page 3 of 7



--------------------------------------------------------------------------------
Telephone Services              LDDI Usage Rates for
Provided by LDDI to             Services Provided to            CEC Commission
Customers Referred by CEC       Customers Referred by           in Dollars
                                CEC/Per Minute in Dollars
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Rate Countries Switched
----------------------------
CHINA                                           1.72                    0.2900
FRANCE                                          0.36                    0.0600
HONG KONG                                       0.77                    0.1300
INDIA                                           1.58                    0.2700
IRAN                                            2.20                    0.3600
ISRAEL                                          1.12                    0.1900
JAPAN                                           0.57                    0.0900
KUWAIT                                          1.39                    0.2300
LEBANON                                         1.75                    0.2900
PAKISTAN                                        2.12                    0.3600
RUSSIA                                          1.63                    0.2700
SAUDI ARABIA                                    1.61                    0.2700
SINGAPORE                                       0.59                    0.1000
SOUTH AFRICA                                    0.89                    0.1500
SOUTH KOREA                                     0.84                    0.1400
SPAIN                                           0.89                    0.1500
TAIWAN                                          0.88                    0.1500
UNITED KINGDOM                                  0.29                    0.0500
YEMEN ARAB REPUBLIC                             1.41                    0.2400
--------------------------------------------------------------------------------
LATIN AMERICAN COUNTRIES SWITCHED
---------------------------------
ARGENTINA                                       1.16                    0.1900
BOLIVIA                                         1.24                    0.2100
BRAZIL                                          0.93                    0.1500
CHILE                                           0.70                    0.1200
COLOMBIA                                        1.10                    0.1800
COSTA RICA                                      0.92                    0.1500
DOMINICAN REPUBLIC                              0.70                    0.1200
ECUADOR                                         1.32                    0.2200
EL SALVADOR                                     1.12                    0.1900
GUATEMALA                                       1.03                    0.1700
HAITI                                           1.18                    0.1900
HONDURAS                                        1.34                    0.2200
JAMAICA                                         1.13                    0.1800
NICARAGUA                                       1.20                    0.2000
PANAMA                                          1.18                    0.2000
PARAGUAY                                        1.48                    0.2500
PERU                                            1.06                    0.1800
TRINIDAD AND TOBAGO                             1.13                    1.1900
URUGUAY                                         1.33                    0.2300
VENEZUELA                                       0.74                    0.1200
--------------------------------------------------------------------------------

                                   SCHEDULE A          Page 4 of 7


Telephone Services              LDDI Usage Rates for        CEC Commission
Provided by LDDI to             Services Provided to        in Dollars
Customers Referred by CEC       Customers Referred by
                                CEC/Per Minute in Dollars

BASE RATE COUNTRIES - SWITCHED


ANGOLA                  2.68                    0.4400
ANGUILLA                1.24                    0.2100
ANTIGUA                 0.99                    0.1700
ARUBA                   0.91                    0.1500
AUSTRALIA               0.45                    0.0700
AUSTRIA                 0.73                    0.1200
BAHAMAS                 0.42                    0.0700
BAHRAIN                 1.35                    0.2300
BANGLADESH              2.11                    0.3500
BARBADOS                0.95                    0.1600
BELGIUM                 0.77                    0.1300
BELIZE                  1.32                    0.2200
BENIN                   1.64                    0.2700
BERMUDA                 0.74                    0.1300
BRITISH V.I.            0.97                    0.1600
CAMBODIA                3.62                    0.6000
CAMEROON                1.71                    0.2900
CAYMAN ISLANDS          0.91                    0.1500
CROATIA                 2.04                    0.3400
CYPRUS                  1.43                    0.2400
CZECH REPUBLIC          0.88                    0.1500
DENMARK                 0.66                    0.1100
DOMINICA                1.03                    0.1700
EGYPT                   1.37                    0.2300
ETHIOPIA                2.19                    0.3600
FINLAND                 0.56                    0.1000
GAMBIA                  1.10                    0.1800
GERMANY                 0.49                    0.0800
GHANA                   1.62                    0.2700
GREECE                  0.96                    0.1600
GRENADA                 1.10                    0.1900
GUADELOUPE              1.47                    0.2500
GUAM                    1.04                    0.1800
GUINEA                  2.74                    0.4600
GUYANA                  1.44                    0.2400
HUNGARY                 1.05                    0.1700
ICELAND                 1.07                    0.1800
INDONESIA               1.36                    0.2300
IRAQ                    2.22                    0.3700
IRELAND                 0.68                    0.1200

                                   SCHEDULE A


                                LDDI USAGE RATES FOR
TELEPHONE SERVICES              SERVICES PROVIDED TO
PROVIDED BY LDDI TO             CUSTOMERS REFERRED BY           CEC COMMISSION
CUSTOMERS REFERRED BY CEC       CEC/PER MINUTE IN DOLLARS       IN DOLLARS
BASE RATE COUNTRIES - SWITCHED

ITALY                                           0.77                    0.1300
IVORY COAST                                     2.16                    0.3600
JORDAN                                          1.61                    0.2700
KENYA                                           1.53                    0.2600
LIBERIA                                         1.23                    0.2000
LUXEMBOURG                                      0.68                    0.1100
MALAYSIA                                        0.92                    0.1600
MOROCCO                                         1.99                    0.3400
MOZAMBIQUE                                      2.49                    0.4200
MYANMAR (BURMA)                                 5.21                    0.8700
NETHERLANDS                                     0.39                    0.0600
NETHERLANDS ANTILLES                            0.71                    0.1200
NEW CALEDONIA                                   2.66                    0.4400
NEW ZEALAND                                     0.68                    0.1200
NIGERIA                                         1.11                    0.1800
NORWAY                                          0.45                    0.0800
OMAN                                            2.27                    0.3800
PHILIPPINES                                     1.23                    0.2000
POLAND                                          0.97                    0.1600
PORTUGAL                                        0.91                    0.1500
QATAR                                           1.66                    0.2800
ROMANIA                                         1.65                    0.2800
SAO TOME                                        3.42                    0.5700
SENEGAL                                         2.52                    0.4200
SIERRA LEONE                                    2.12                    0.3600
SRI LANKA                                       1.88                    0.3100
ST. KITTS                                       1.16                    0.2000
ST LUCIA                                        1.16                    0.2000
ST. VINCENT/GRENADINE                           1.16                    0.1900
SURINAME                                        2.17                    0.3600
SWEDEN                                          0.38                    0.0600
SWITZERLAND                                     0.41                    0.0600
SYRIA                                           2.33                    0.3900
TANZANIA                                        1.62                    0.2700
THAILAND                                        1.27                    0.2100
TOGO                                            1.90                    0.3200
TUNISIA                                         1.71                    0.2800
TURKEY                                          1.04                    0.1800
TURKS & CAICOS ISL                              1.16                    0.1900
UGANDA                                          1.58                    0.2700
UKRAINE                                         1.29                    0.2100
UNITED ARAB EMIRATES                            0.90                    0.1500
VIETNAM                                         1.88                    0.3200
ZAIRE                                           1.62                    0.2700
UN                                              1.71                    0.2800
ZIMBABWE                                        1.38                    0.2300

                                   SCHEDULE A



-----------------------------------------------------------------------------
Telephone Services          LDDI Usage Rates for
Provided by LDDI to         Services Provided to        CEC Commission
Customers Referred by CEC   Customers Referred by       in Dollars
                            CEC/Per Minute in Dollars
-----------------------------------------------------------------------------



-----------------------------------------------------------------------------
Outbound Interstate**
                                        0.1190                  0.0300

-----------------------------------------------------------------------------


Outbound Intrastate
ALA                                     0.1230                  0.0205
ARIZ                                    0.1920                  0.0320
ARK                                     0.1680                  0.0280
CA                                      0.0900                  0.0150
COL                                     0.1574                  0.0263
CONN                                    0.1350                  0.0225
DEL                                     0.0938                  0.0157
DC/NO.VA                                0.1673                  0.0279
FLA                                     0.1848                  0.0308
GA                                      0.1140                  0.0190
HAWAII                                  0.2363                  0.0394
IDAHO                                   0.2079                  0.0346
IL                                      0.1164                  0.0194
IND                                     0.1392                  0.0232
IOWA                                    0.1610                  0.0269
KAN                                     0.2319                  0.0386
KENT                                    0.1842                  0.0307
LA                                      0.1206                  0.0201
ME                                      0.3861                  0.0643
MD                                      0.1533                  0.0255
MA                                      0.1158                  0.0193
MICH                                    0.1326                  0.0221
MINN                                    0.1986                  0.0331
MISS                                    0.1392                  0.0232
MO                                      0.2601                  0.0433
MONT                                    0.2004                  0.0334
NEB                                     0.2135                  0.0356
NEV                                     0.1116                  0.0186
NH                                      0.2124                  0.0354
NJ                                      0.1482                  0.0247
NM                                      0.2408                  0.0402
NY                                      0.1905                  0.0317
NC                                      0.2006                  0.0335
ND                                      0.2045                  0.0341
OH                                      0.1332                  0.0222
OK                                      0.1608                  0.0268
ORE                                     0.1638                  0.0273
PA                                      0.1635                  0.0272
RI                                      0.0986                  0.0165
SC                                      0.1860                  0.0310

-----------------------------------------------------------------------------

                                   SCHEDULE A




Telephone Services             LDDI Usage Rates for
Provided by LDDI to            Services Provided to           CEC Commission
Customers Referred by CEC      Customers Referred by          in Dollars
                               CEC/Per Minute in Dollars
-----------------------------------------------------------------------------
Outbound Intrastate
-------------------
SD                                      0.2141                  0.0357
TENN                                    0.1988                  0.0332
TX                                      0.1956                  0.0326
UTAH                                    0.1572                  0.0262
VT                                      0.1622                  0.0271
VA                                      0.1673                  0.0279
WASH                                    0.1761                  0.0293
WV                                      0.1596                  0.0266
WIS                                     0.1326                  0.0221
WY                                      0.1934                  0.0323
-----------------------------------------------------------------------------
Canada Switched to Switched
---------------------------
Base Rate                                 0.26                  0.0500
-----------------------------------------------------------------------------
Mexico Switched to Switched
---------------------------
Standard
--------                                  0.40                  0.0700
                                          0.44                  0.0700
                                          0.51                  0.0800
                                          0.66                  0.1100
                                          0.76                  0.1300
                                          1.03                  0.1700
                                          1.29                  0.2100
                                          1.41                  0.2300
Economy
-------                                   0.32                  0.0600
                                          0.35                  0.0600
                                          0.41                  0.0700
                                          0.51                  0.0800
                                          0.59                  0.1000
                                          0.78                  0.1300
                                          1.05                  0.1800
                                          1.08                  0.1800
Those ranges reflect the distance
from the Mexican border to the
destination in Mexico.
-----------------------------------------------------------------------------
Outbound Interstate**
---------------------             A. $10.90 per minute     $2.00 per minute
                                  B. $11.90 per minute     $3.00 per minute
                                  C. $12.90 per minute     $4.00 per minute
                                  D. $13.90 per minute     $5.00 per minute
-----------------------------------------------------------------------------



 * Rates for inbound and outbound interstate services, inbound interstate services and outbound international services may change from time to time to reflect changes in LDDI's tariffs for such services. If such rates the amount of the commissions on such services due to CBC shall increase by an amount equal to the percentage increase in the rates. The commissions due to CBC shall not decrease below those stated in this Schedule, notwithstanding any decreases in the rates charged by LDDI.


** Rates for outbound interstate services (and commissions on such services due to CEC) shall not be changed without CEC's consent.

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF ROCKLAND )



On this 20th day of August of 1997 Michael Preston, personally came before me and this person acknowledged under oath, to my satisfaction, that:



        a. This person is the Vice-President of Long Distance Direct Holdings, Inc. named in this document.



        b. This person is the attesting witness to the signing of this document by the proper corporate officer who is Michael Preston, the Vice President of the corporation.



        c. This document was signed and delivered by the corporation as its voluntary act duly authorized by a proper resolution of its Board of Directors; and



        d. This person signed this proof to attest to the truth of these facts.



Signed and sworn to
before me on this 20th
day of August, 1997.



/s/ Stacie Newman                               STACIE NEWMAN
    --------------------                  Notary Public State of New York
    Notary Public                               NO. 01NE5016275
                                           Qualified in Rockland County
                                        My Commission Expires Aug. 23, 1999